SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              September 20, 2001
                                                             -------------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                       001-15217                57-0990958
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



  147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                        84020
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    (Address of Principal Executive Offices)                        (Zip Code)



                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



        400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CALIFORNIA 94402
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

Relocation of Principal Executive Offices.
-----------------------------------------

Effective September 20, 2001, U.S. Aggregates, Inc. (the "Company") has relocated its principal executive offices from 400 South El Camino Real, Suite 500, San Mateo, California 94402 to 147 West Election Road, Suite 110, Draper, Utah 94020.



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                       U.S. AGGREGATES, INC.


Date:  September 20, 2001              By: /s/ Stanford Springel
       ------------------                ---------------------------------------
                                          Stanford Springel
                                          Chief Executive Officer